Summary of Significant Accounting Policies (Policies)	12 Months Ended
Jan. 31, 2017
Accounting Policies [Abstract]
Description of Business

Description of Business – Layne Christensen Company and subsidiaries (together, “Layne,” the “Company,” “we,” “our,” or “us”) is a global water management, drilling and infrastructure services company. We primarily operate in North America and South America. Our customers include government agencies, investor-owned utilities, industrial companies, global mining companies, consulting engineering firms, oil and gas companies, power companies and agribusinesses. We have ownership interests in certain foreign affiliates operating in Latin America (see Note 5 to the Consolidated Financial Statements).

Fiscal Year	Fiscal Year – Layne’s fiscal year end is January 31. References to fiscal years, or “FY,” are to the twelve months then ended.
Investment in Affiliated Companies

Investment in Affiliated Companies – Investments in affiliates (20% to 50% owned) in which we have the ability to exercise significant influence, but do not hold a controlling interest over operating and financial policies, are accounted for by the equity method. We evaluate our equity method investments for impairment at least annually or when events or changes in circumstances indicate there is a loss in value of the investment that is other than a temporary decline.  During the fiscal year ended January 31, 2017, due to the extended downturn in the minerals market due to lower commodity prices for the past few years, we reviewed our equity method investments for impairment. Based on weighted approach of the discounted cash flow method and market approach, we concluded that the fair value exceeds the carrying amount of our equity investments. Accordingly, no impairment charge was recorded during the fiscal year ended January 31, 2017.

Principles of Consolidation

Principles of Consolidation – The Consolidated Financial Statements include the accounts of Layne and all of our subsidiaries where we exercise control. For investments in subsidiaries that are not wholly-owned, but where we exercise control, the equity held by the minority owners and their portions of net income (loss) are reflected as noncontrolling interests. All intercompany accounts and transactions have been eliminated in consolidation. In the Notes to Consolidated Financial Statements, all dollar and share amounts in tabulations are in thousands of dollars and shares, respectively, unless otherwise indicated.

Presentation

Presentation – As discussed further in Note 16 to the Consolidated Financial Statements, during the third quarter of fiscal year ended January 31, 2016, we completed the sale of our Geoconstruction business segment. During the fiscal year ended January 31, 2015, we sold Costa Fortuna and Tecniwell, both previously reported in the Geoconstruction operating segment.  The results of operations related to the Geoconstruction business segment have been classified as discontinued operations for all periods presented through the date of sale.  Unless noted otherwise, discussion in these Notes to Consolidated Financial Statements pertains to continuing operations. Amounts presented on the Consolidated Balance Sheets have also been reclassified.

Beginning with the first quarter of fiscal year ended January 31, 2017, we are excluding nonvested restricted stock units (“RSU”) from the total shares issued and outstanding in our Consolidated Balance Sheets, since no shares are actually issued until the shares have vested and are no longer restricted. Once the restriction lapses on RSUs, the units are converted to unrestricted shares of our common stock and the par value of the stock is reclassified from additional paid-in-capital to common stock. RSU shares in prior periods have been reclassified to conform to this presentation.

Discontinued Operations And Other Adjustments

Discontinued Operations and Other Adjustments – As discussed further in Note 16 to the Consolidated Financial Statements, during the first quarter of the fiscal year ended January 31, 2018, we completed the sale of substantially all of the assets of our Heavy Civil business. The results of operations related to the Heavy Civil business have been retrospectively presented as discontinued operations for all periods presented. Unless noted otherwise, discussion in these Notes to Consolidated Financial Statements pertain to continuing operations.

Additionally, as part of management’s continued analysis in connection with the Water Resources Business Performance Initiative, we determined a better reflection of cost of revenues is to include indirect project manager costs that historically have been presented in selling, general and administrative expenses. For the fiscal years ended January 31, 2017, 2016 and 2015 approximately $9.0 million, $9.1 million and $8.5 million, respectively, of these indirect project manager costs are now included in cost of revenue. We have corrected all periods presented in the accompanying Consolidated Statement of Operations which had no effect on net loss and does not affect the Consolidated Balance Sheet.

Gain on sale of fixed assets were previously reported in other income (expense), net within the Consolidated Statement of Operations, rather than separately as part of income (loss) from operations or within cost of revenues as per SEC Regulation S-X guidance. We have corrected all periods presented in the accompanying Consolidated Statement of Operations. The change in presentation had no effect on net loss and does not affect the Consolidated Balance Sheets.

Business Segments

Business Segments – We report our financial results under three reporting segments consisting of Water Resources, Inliner and Mineral Services. During the first quarter of fiscal year ended January 31, 2017, changes were made to simplify our business and streamline our operating and reporting structure. Our Collector Wells group was shifted from our former Heavy Civil business segment to Water Resources to better align their operational expertise. We also shifted certain other smaller operations out of our “Other” segment and into our other reporting segments, and no longer report an “Other” segment. Information for prior periods has been recast to conform to our new presentation.

We also report corporate activities under the title “Unallocated Corporate.”  Unallocated corporate expenses primarily consist of general and administrative functions performed on a company-wide basis and benefiting all segments. These costs include accounting, financial reporting, internal audit, treasury, legal, tax compliance, executive management and board of directors. Corporate assets are all assets not directly associated with a segment, and consist primarily of cash and deferred income taxes.

Use of and Changes in Estimates

Use of and Changes in Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Estimates and assumptions about future events and their effects cannot be perceived with certainty, and accordingly, these estimates may change as new events occur, as more experience is acquired, as additional information is obtained and as Layne’s operating environment changes. While we believe that the estimates and assumptions used in the preparation of the Consolidated Financial Statements are appropriate, actual results could differ from those estimates.

Foreign Currency Transactions and Translation

Foreign Currency Transactions and Translation – In accordance with ASC Topic 830, “Foreign Currency Matters,” gains and losses resulting from foreign currency transactions are included in the Consolidated Statements of Operations. Assets and liabilities of non-U.S. subsidiaries whose functional currency is the local currency are translated into U.S. dollars at exchange rates prevailing at the balance sheet date. The net foreign currency exchange differences resulting from these translations are reported in accumulated other comprehensive loss. Revenues and expenses are translated at average foreign currency exchange rates during the year.

The cash flows and financing activities of our operations in Mexico are primarily denominated in U.S. dollars. Accordingly, these operations use the U.S. dollar as their functional currency.  Monetary assets and liabilities are remeasured at period end foreign currency exchange rates and nonmonetary items are measured at historical foreign currency exchange rates with exchange rate differences reported in the Consolidated Statement of Operations.

Net foreign currency transaction losses were $0.2 million, $0.1 million, and $0.2 million for the fiscal years ended January 31, 2017, 2016 and 2015, respectively, and are recorded in other income, net in the accompanying Consolidated Statements of Operations.

Revenue Recognition

Revenue Recognition – Revenues are recognized on large, long-term drilling and infrastructure services contracts meeting the criteria of ASC Topic 605-35 “Construction-Type and Production-Type Contracts” (“ASC Topic 605-35”), using the percentage-of-completion method based upon the ratio of costs incurred to total estimated costs at completion. Contract price and cost estimates are reviewed periodically as work progresses and adjustments proportionate to the percentage of completion are reflected in contract revenues in the reporting period when such estimates are revised. The nature of accounting for contracts is such that refinements of the estimating process for changing conditions and new developments are continuous and characteristic of the process. Many factors can and do change during a contract performance period which can result in a change to contract profitability including differing site conditions (to the extent that contract remedies are unavailable), the availability of skilled contract labor, the performance of major material suppliers, the performance of major subcontractors, unusual weather conditions and unexpected changes in material costs. These factors may result in revision to costs and income and are recognized in the period in which the revisions become known. Provisions for estimated losses on uncompleted drilling and infrastructure services contracts are made in the period in which such losses become known. When the estimate on a contract indicates a loss, the entire loss is recorded during the accounting period in which the facts that caused the revision become known. Management evaluates the performance of contracts on an individual basis. In the ordinary course of business, but at least quarterly, we prepare updated estimates of cost and profit or loss for each contract. The cumulative effect of revisions in estimates of the total forecasted revenue and costs, including unapproved change orders and claims, during the course of the contract is reflected in the accounting period in which the facts that caused the revision become known. Large changes in cost estimates on larger, more complex drilling and infrastructure services projects can have a material impact on our financial statements and are reflected in results of operations when they become known.  During the fiscal years ended January 31, 2017, 2016 and 2015, approximately $9.8 million, $2.9 million and $1.2 million in losses on open contracts were recorded, respectively.

We record revenue on contracts relating to unapproved change orders and claims by including in revenue an amount less than or equal to the amount of the costs incurred by us to date for contract price adjustments that we seek to collect from customers for delays, errors in specifications or designs, change orders in dispute or unapproved as to scope or price, or other unanticipated additional costs, in each case when recovery of the costs is considered probable. The amount of unapproved change orders and claims revenues are included in our Consolidated Balance Sheets as part of costs and estimated earnings in excess of billings on uncompleted contracts. See Note 2 to the Consolidated Financial Statements.  When determining the likelihood of eventual recovery, we consider such factors as our experience on similar projects and our experience with the customer. As new facts become known, an adjustment to the estimated recovery is made and reflected in the current period.

As allowed by ASC Topic 605-35, revenue is recognized on smaller, short-term drilling and infrastructure services contracts using the completed contract method. Provisions for estimated losses on uncompleted drilling and infrastructure services contracts are made in the period in which such losses become known. We determine when contracts such as these are completed based on acceptance by the customer.

Revenues for drilling contracts within Mineral Services are recognized in terms of the value of total work performed to date on the basis of actual footage or meterage drilled.

Revenues for direct sales of equipment and other ancillary products not provided in conjunction with the performance of drilling and infrastructure services contracts are recognized at the date of delivery to, and acceptance by, the customer.  Provisions for estimated warranty obligations are made in the period in which the sales occur.

Our revenues are presented net of taxes imposed on revenue-producing transactions with our customers, such as, but not limited to, sales, use, value-added and some excise taxes.

Inventories

Inventories – We value inventories at the lower of cost or market. Cost of U.S. inventories and the majority of foreign operations are determined using the average cost method, which approximates FIFO. Inventories consist primarily of supplies and raw materials. Supplies of $16.4 million and $14.4 million and raw materials of $2.3 million and $2.7 million were included in inventories, net of reserves of $0.9 million and $1.2 million, in the Consolidated Balance Sheets as of January 31, 2017 and 2016, respectively.

         As discussed in Note 18 to the Consolidated Financial Statements, as part of our restructuring activities in Africa and Australia, we recorded a write-down of inventory during fiscal year ended January 31, 2016 amounting to $7.9 million, which is included as part of cost of revenues in the Consolidated Statement of Operations.

Property and Equipment

Property and Equipment – Property and equipment (including major renewals and improvements) are recorded at cost less accumulated depreciation. Depreciation is provided using the straight-line method. The useful lives used for the items within each property classification are as follows:

Classification	Years
Buildings	15 - 35
Machinery and equipment	3 - 10

Property and equipment are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value may not be recoverable.  Recoverability is evaluated by comparing the carrying value of the assets to the undiscounted associated cash flows.  When this comparison indicates that the carrying value of the asset is greater than the undiscounted cash flows, a loss is recognized for the difference between the carrying value and estimated fair value.  Fair value is determined based either on market quotes or appropriate valuation techniques.

See Note 4 to the Consolidated Financial Statements for a discussion of fixed asset impairments recognized during the fiscal year ended January 31, 2016.

As discussed in Note 18 to the Consolidated Financial Statements, during the fiscal year ended January 31, 2016, we implemented a plan to exit our operations in Africa and Australia. As a result of the decision, we determined that it was more likely than not that certain fixed assets will be sold or otherwise disposed of before the end of their estimated useful lives. We recorded charges of approximately $12.9 million and $3.9 million during the fiscal years ended January 31, 2017 and 2016, respectively, to adjust the carrying values of property and equipment in Africa and Australia to estimated fair values, based upon valuation information that includes available third-party quoted prices and appraisals of assets.  In calculating the impairment for fiscal year ended January 31, 2017, the carrying amount of the assets included the cumulative currency translation adjustment related to our African and Australian entities. The charges are shown as part of restructuring costs in the Consolidated Statement of Operations.

We reflect property as assets held for sale when management, having the authority to approve the action, commits to a plan to sell the asset, the sale is probable within one year, and the asset is available for immediate sale in its present condition. We also consider whether an active program to locate a buyer has been initiated, whether the asset is marketed actively for sale at a price that is reasonable in relation to its current fair value, and whether actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn. Upon designation as asset held for sale, we record the carrying value of each asset at the lower of its carrying value or its estimated fair value, less estimated costs to sell, and cease recording depreciation.

During the fourth quarter of the fiscal year ended January 31, 2017, we determined that our assets in Australia amounting to $2.5 million, which is part of Mineral Services segment, met all of the held for sale criteria, and as such were classified as held for sale in the Consolidated Balance Sheet as of January 31, 2017.  We recorded a reserve for assets held for sale related to Australia of $12.4 million as of January 31, 2017, and the reserve is included as part of Other Current Liabilities in the Consolidated Balance Sheet.

During the fourth quarter of the fiscal year ended January 31, 2016, we determined that assets in our Ethiopian location amounting to $0.8 million, which is part of Mineral Services segment, met all of the held for sale criteria, and as such were classified as held for sale in the Consolidated Balance Sheet as of January 31, 2017 and 2016.

During the fourth quarter of the fiscal year ended January 31, 2015, assets in our Redlands, California location amounting to $1.4 million, which is part of the Water Resources segment, were classified as held for sale. Due to unforeseen circumstances, the foregoing sale was not completed during the past two fiscal years; however, the assets continue to meet the held for sale criteria as of January 31, 2017, and disposition is expected to be completed within the next twelve months.

Discontinued Operations

Discontinued Operations –We adopted Accounting Standards Update 2014-08, "Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity," on February 1, 2015. Under the new guidance, a discontinued operation is defined as a disposal of a component or group of components that is disposed of or is classified as held for sale and represents a strategic shift that has or will have a major effect on an entity’s operations and financial results. See Note 16 to the Consolidated Financial Statements for a discussion of our discontinued operations.

Goodwill

Goodwill –In accordance with ASC Topic 350-20, “Intangibles-Goodwill and Other”, we are required to test for the impairment of goodwill on at least an annual basis. We conduct this evaluation annually as of December 31 or more frequently if events or changes in circumstances indicate that goodwill might be impaired.  Our reporting units are based on our organizational and reporting structure and are the same as our three reportable segments. Corporate and other assets and liabilities are allocated to the reporting units to the extent that they relate to the operations of those reporting units in determining their carrying amount. We have the option of first performing a qualitative assessment to determine the existence of events and circumstances that would lead to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If such a conclusion is reached, then we would be required to perform a quantitative impairment assessment of goodwill. However, if the assessment leads to a determination that it is more likely than not that the fair value of a reporting unit is greater than its carrying amount, no further assessments are required. As of December 31, 2016 and 2015, we performed a qualitative assessment for our annual goodwill impairment test, and determined that it was more likely than not that the fair value of Inliner, the only reporting unit with goodwill, would exceed its carrying value.

As of January 31, 2017 and 2016, we had $8.9 million of goodwill on the Consolidated Balance Sheets. The goodwill is all attributable to the Inliner reporting segment. Goodwill expected to be tax deductible was $0.9 million as of January 31, 2017 and 2016.

The cumulative goodwill impairment losses for Water Resources, Inliner and Mineral Services were $17.5 million, $23.1 million and $20.2 million, respectively, which were recorded during the fiscal year ended January 31, 2012.

Intangible Assets

Intangible Assets – Other intangible assets with finite lives primarily consist of tradenames and patents. Intangible assets are being amortized using the straight-line method over their estimated useful lives, which range from ten to thirty-five years.

Finite-lived intangible assets are reviewed for recoverability whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Cash and Cash Equivalents

Cash and Cash Equivalents – We consider investments with an original maturity of three months or less when purchased to be cash equivalents. Our cash equivalents are subject to potential credit risk. Our cash management and investment policies restrict investments to investment grade, highly liquid securities. The carrying value of cash and cash equivalents approximates fair value.

Restricted Deposits

Restricted Deposits – Restricted deposits consist of escrow funds related to a certain disposition, and judicial deposits associated with tax related legal proceedings in Brazil. Restricted deposits – current of $3.5 million as of January 31, 2016, are included in Other Current Assets in the Consolidated Balance Sheet. Restricted deposits – non-current of $5.0 million and $4.3 million as of January 31, 2017 and 2016, respectively, are included in Other Assets in the Consolidated Balance Sheets.

Allowance for Uncollectible Accounts Receivable

Allowance for Uncollectible Accounts Receivable – We make ongoing estimates relating to the collectability of our accounts receivable and maintain an allowance for estimated losses resulting from the inability of our customers to make required payments. In determining the amount of the allowance, we make judgments about the creditworthiness of customers based on ongoing credit evaluations, and also consider a review of accounts receivable aging, industry trends, customer financial strength, credit standing and payment history to assess the probability of collection. Bad debt expense, which is recorded as part of Selling, General and Administrative Expenses in the Consolidated Statement of Operations, amounted to $0.7 million, ($0.4) million, and $0.8 million for the fiscal years ended January 31, 2017, 2016 and 2015, respectively.

We do not establish an allowance for credit losses on long-term contract unbilled receivables. Adjustments to unbilled receivables related to credit quality, if they occur, are accounted for as a reduction of revenue.

Concentration of Credit Risk

Concentration of Credit Risk – We grant credit to our customers, which may include concentrations in state and local governments. Although this concentration could affect our overall exposure to credit risk, we believe that our portfolio of accounts receivable is sufficiently diversified, thus spreading the credit risk. To manage this risk, we perform periodic credit evaluations of our customers’ financial condition, including monitoring our customers’ payment history and current credit worthiness. We do not generally require collateral in support of our trade receivables, but may require payment in advance or security in the form of a letter of credit or bank guarantee. During the fiscal years ended January 31, 2017, 2016 and 2015, no individual customer accounted for more than 10% of our consolidated revenues.

Accrued Insurance

Accrued Insurance – We maintain insurance programs where we are responsible for the amount of each claim up to a self-insured limit. Estimates are recorded for health and welfare, workers’ compensation, property and casualty insurance costs that are associated with these programs. These costs are estimated based in part on actuarially determined projections of future payments under these programs and include amounts incurred but not reported. Should a greater amount of claims occur compared to what was estimated or costs of the medical profession increase beyond what was anticipated, accruals recorded may not be sufficient and additional costs to the Consolidated Financial Statements could be required.

Costs estimated to be incurred in the future for employee health and welfare benefits, workers’ compensation, property and casualty insurance programs resulting from claims which have been incurred are accrued currently. Under the terms of the agreement with the various insurance carriers administering these claims, we are not required to remit the total premium until the claims are actually paid by the insurance companies.

Fair Value of Financial Instruments

Fair Value of Financial Instruments – The carrying amounts of financial instruments, including cash and cash equivalents, customer receivables and accounts payable, approximated fair value at January 31, 2017 and 2016, because of the relatively short maturity of those instruments. See Note 14 to the Consolidated Financial Statements for fair value disclosures.

Litigation and Other Contingencies

Litigation and Other Contingencies – We are involved in litigation incidental to our business, the disposition of which is not expected to have a material effect on our business, financial position, results of operations or cash flows. In addition, some of our contracts contain provisions that require payment of liquidated damages if we are responsible for the failure to meet specified contractual milestone dates and the applicable customer asserts a claim under these provisions. These contracts define the conditions under which our customers may make claims against Layne for liquidated damages.  In many cases in which we have historically had potential exposure for liquidated damages, such damages ultimately were not asserted by our customers.  It is possible, however, that future results of operations for any particular quarterly or annual period could be materially affected by changes in our assumptions related to these proceedings. If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability is accrued in our Consolidated Financial Statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, is disclosed. These provisions are reviewed at least quarterly and adjusted to reflect the impacts of negotiations, settlements, rulings, advice of legal counsel, and other information and events pertaining to a particular case.

Supplemental Cash Flow Information

Supplemental Cash Flow Information –The amounts paid or refunded for income taxes, interest and non-cash investing and financing activities were as follows:

	Years Ended January 31,
(in thousands)	2017	2016	2015
Income taxes paid	$1,555	$1,947	$3,882
Income tax refunds	(596)	(4,251)	(394)
Interest paid	12,331	11,065	6,737
Noncash investing and financing activities:
Exchange of 4.25% Convertible Notes for 8.0% Convertible Notes	—	55,500	—
Contingent consideration on sale of discontinued operations	—	4,244	—
Receivable on sale of discontinued operations	—	—	2,638
Accrued capital additions	1,427	1,186	774

Income Taxes

Income Taxes – Income taxes are provided using the asset and liability method, in which deferred taxes are recognized on the difference between the financial statement carrying amounts and tax bases of existing assets and liabilities. Deferred tax assets are reviewed for recoverability and valuation allowances are provided as necessary. Provision for U.S. income taxes on undistributed earnings of foreign subsidiaries and affiliates is made only on those amounts in excess of funds considered to be invested indefinitely. In general, we record income tax expense during interim periods based on our best estimate of the full year’s effective tax rate. However, income tax expense relating to adjustments to Layne’s liabilities for uncertainty in income tax positions for prior reporting periods are accounted for discretely in the interim period in which it occurs. Income tax expense relating to adjustments for current year uncertain tax positions is accounted for as a component of the adjusted annualized effective tax rate.

In assessing the need for a valuation allowance, we consider both positive and negative evidence related to the likelihood of realization of the deferred tax assets. The weight given to the positive and negative evidence is commensurate with the extent to which the evidence may be objectively verified. Accounting guidance states that a cumulative loss in recent years is a significant piece of negative evidence that is difficult to overcome in determining that a valuation allowance is not needed against deferred tax assets. As such, it is generally difficult for positive evidence regarding projected future taxable income exclusive of reversing taxable temporary differences to outweigh objective negative evidence of recent financial reporting losses. In preparing future taxable income projections, we consider the periods in which future reversals of existing taxable and deductible temporary differences are likely to occur, future taxable income, taxable income available in prior carryback years and the availability of tax-planning strategies when determining the ability to realize recorded deferred tax assets.

Our estimate of uncertainty in income taxes is based on the framework established in the accounting for income taxes guidance. We recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. For tax positions that meet this recognition threshold, we apply judgment, taking into account applicable tax laws and experience in managing tax audits, to determine the amount of tax benefits to recognize in the financial statements. For each position, the difference between the benefit realized on our tax return and the benefit reflected in the financial statements is recorded as a liability in the Consolidated Balance Sheets. This liability is updated at each financial statement date to reflect the impacts of audit settlements and other resolution of audit issues, expiration of statutes of limitation, developments in tax law and ongoing discussions with taxing authorities.

Income (Loss) Per Share

Income (Loss) Per Share – Income (loss) per share is computed by dividing net earnings available to common shareholders by the weighted average number of common shares outstanding during the period. For periods in which we recognize losses, the calculation of diluted loss per share is the same as the calculation of basic loss per share. For periods in which we recognize net income, diluted earnings per common share is computed in the same way as basic earnings per common share except that the denominator is increased to include the number of additional common shares that would be outstanding if all potential common shares had been issued that were dilutive. Options to purchase common stock and nonvested shares are included based on the treasury stock method for dilutive earnings per share except when their effect is antidilutive. The 4.25% Convertible Notes and the 8.0% Convertible Notes (as defined in Note 8 to the Consolidated Financial Statements) are included in the calculation of diluted loss per share if their inclusion is dilutive under the if-converted method. Options to purchase 750,044, 839,715 and 1,015,514 shares have been excluded from weighted average shares for the fiscal years ended January 31, 2017, 2016 and 2015, respectively, as their effect was antidilutive. A total of 1,871,640, 1,407,170 and 487,292 non-vested shares have been excluded from weighted average shares for the fiscal years ended January 31, 2017, 2016 and 2015, respectively, as their effect was antidilutive.

Share-Based Compensation

Share-Based Compensation – We recognize the cost of all share-based instruments in the Consolidated Financial Statements based on the calculated fair value of the award. The fair value of share-based compensation granted in the form of stock options is determined using a lattice valuation model. In addition, we granted certain market-based awards during the years ended January 31, 2017, 2016 and 2015, which were valued using the Monte Carlo simulation model.  See Note 13 to the Consolidated Financial Statements.

Unearned compensation expense associated with the issuance of awards is amortized on a straight-line basis as the restrictions on the stock expire, subject to achievement of certain contingencies.

Research and Development Costs

Research and Development Costs – Research and development costs charged to expense during the fiscal years ended January 31, 2017, 2016 and 2015 were $0.1 million in each of the three fiscal years and are recorded in selling, general and administrative expenses.